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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  MAY 13, 2004
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                        (Date of Earliest Event Reported)


                                 WRP CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          MARYLAND                     0-17458                  73-1326131
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


     500 PARK BOULEVARD, SUITE 1260                               60143
            ITASCA, ILLINOIS
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(Address of principal executive offices)                        (Zip Code)


                                 (630) 285-9191
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               Registrant's telephone number, including area code


                                       N/A
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          (former name or former address, if changed since last report


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ITEM 5.           OTHER EVENTS

On May 13, 2004 WRP Corporation issued a press release announcing that it was changing its name to "AHPC Holdings, Inc.," effective May 14, 2004, and that its ticker symbol would be changing to "GLOV." The press release is attached to this current report on Form 8-K as Exhibit 99.1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1              Press release dated May 13, 2004 announcing name change.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WRP CORPORATION

                                        By:    /s/ Alan E. Zeffer
                                               ------------------------------
                                        Name:  Alan E Zeffer
                                        Title: Chief Executive Officer
Dated:  May 13, 2004




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